UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2017

NUTRACEUTICAL INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-23731	87-0515089
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah	84060
(Address of principal executive officer)	(Zip code)

(435) 655-6106

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced, on May 21, 2017, Nutraceutical International Corporation, a Delaware corporation (“Nutraceutical” or the “Company”), Nutrition Parent, LLC, a Delaware limited liability company (“Parent”), and Nutrition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Pursuant to the terms of the Merger Agreement, during the 60-day period (the “Go-Shop Period”) beginning on the date of the Merger Agreement and continuing until 12:00 p.m., Eastern time on July 20, 2017, the Company was permitted to solicit, initiate or encourage any alternative acquisition proposal and engage in, enter into, continue or otherwise participate in any discussions or negotiations with respect to any alternative acquisition proposal.  During the Go-Shop Period, the Company, with the assistance of Peter J. Solomon Company, the Company’s financial advisor, engaged in active and extensive solicitation of 71 potential bidders (comprising 27 potential strategic buyers and 44 potential financial sponsors), which resulted in eight potential bidders each negotiating and entering into a confidentiality agreement with the Company.  Nutraceutical did not receive any alternative acquisition proposals during the Go-Shop Period, including from any of the eight parties that entered into confidentiality agreements and subsequently confirmed they were not interested in pursuing an acquisition of the Company.

Beginning at 12:00 p.m., Eastern time on July 20, 2017 and in accordance with the terms of the Merger Agreement, the Company ceased all such activities and became subject to customary “no-shop” restrictions on its ability to solicit acquisition proposals from third parties or to provide information to and engage in discussions with a third party in relation to an alternative acquisition proposal, subject to certain customary exceptions to permit the Company’s Board of Directors to comply with its fiduciary duties.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of the Company by Parent.  In connection with the Merger, the Company filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on June 20, 2017 and Amendment No. 1 to the preliminary proxy statement on Schedule 14A with the SEC on July 12, 2017. Promptly after filing its definitive proxy statement (the “proxy statement”) with the SEC, the Company will furnish to its stockholders the proxy statement.  Additionally, the Company will file other relevant materials with the SEC in connection with the proposed transaction.

The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, stockholders also may obtain free copies of the proxy statement from the Company by contacting Nutraceutical Investor Relations at 1400 Kearns Blvd., 2nd Floor, Park City, UT  84060, telephone number (435) 655-6106 or investor@nutraceutical.com.  INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under the SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed Merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2017 annual meeting of stockholders and the proxy statement and other relevant materials which may be filed with the SEC in connection with the Merger when and if they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the Merger when and if it becomes available. Additional information regarding the Company’s executive officers and directors in the solicitation is available by reading the Company’s proxy statement for its 2017 annual meeting of stockholders.

Forward Looking Statements

Any statements in this current report on Form 8-K about future events or future results, the expected timing of the completion of the proposed Merger and the ability to complete the proposed Merger, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The actual results of the Merger could vary materially as a result of a number of factors, including, but not limited to: (i) the possibility that competing offers will be made; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; and (iii) the inability to complete the proposed Merger due to the failure to obtain stockholder approval for the proposed Merger or the failure to satisfy other conditions to completion of the proposed Merger. Other factors that may cause actual results to differ materially include those set forth in the reports that Nutraceutical files from time to time with the SEC, including its annual report on Form 10-K for the year ended September 30, 2016 and quarterly and current reports on Forms 10-Q and 8-K. These forward-looking statements reflect Nutraceutical’s expectations as of the date of this Form 8-K. Nutraceutical undertakes no obligation to update the information provided herein.  These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2017

NUTRACEUTICAL INTERNATIONAL CORPORATION

By:	/s/ Cory J. McQueen
Name:	Cory J. McQueen
Title:	Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)